                                                                       EXHIBIT 5

                      ML LIFE INSURANCE COMPANY OF NEW YORK
                    A SUBSIDIARY OF MERRILL LYNCH & CO., INC.
                 HOME OFFICE: [222 BROADWAY, NEW YORK, NY 10038]
          SERVICE CENTER: [P.O. BOX 44222, JACKSONVILLE, FL 32231-4222]


                                   MERRILL LYNCH
ANNUITIES                   INVESTOR CHOICE ANNUITY(SM)        APPLICATION FOR A
                                                               VARIABLE ANNUITY
                                                                   IRA SERIES



In this form, the terms you and your refer to the owner and the co-owner, if there is one. (For custodial accounts, you and your refer to the beneficial owner.) The terms we, our and us refer to ML Life Insurance Company of New York.

1    CONTRACT INFORMATION
     ------------------------------------------------------------------------------
      Merrill Lynch account number                   State of purchase

     --------------------------------------------------------------------------------------------------------------
      What type of contract are you applying for?  (check
      only one)                                            [ ]     [Individual Retirement Annuity (IRA)]
     [ ]     [Non-Qualified]                               [ ]     [Roth IRA]
     [ ]     [Merrill Lynch Custodial IRA]                 [ ]     [SEP IRA]
     [ ]     [Merrill Lynch Custodial Roth IRA]            [ ]     [403(b) Transfer (Non-ERISA Assets)]
     [ ]     [Merrill Lynch Custodial SEP IRA]
     [ ]     [Merrill Lynch Custodial Simple IRA]
     --------------------------------------------------------------------------------------------------------------

 2   SURRENDER CHARGE PERIOD
     --------------------------------------------------------------------------------------------------------------
     [ ]  7 Year                [ ]  4 Year           [ ]  1 Year           [ ]  9 Year  (Bonus Contract)
     --------------------------------------------------------------------------------------------------------------

 3   OWNER INFORMATION
     --------------------------------------------------------------------------------------------------------------
      Owner's name (first, middle initial, last)                          [ ]  Male     Birthdate  (m/d/y)
                                                                          [ ]  Female
     --------------------------------------------------------------------------------------------------------------
      Address                                City                 State  Zip code  Social Security or Tax ID number

     --------------------------------------------------------------------------------------------------------------
      Telephone number

     --------------------------------------------------------------------------------------------------------------

4    CO-OWNER INFORMATION
     -------------------------------------------------------------------------------------------------------------
      Co-Owner's name (first, middle initial, last)                       [ ]  Male     Birthdate (m/d/y)
                                                                          [ ]  Female
     --------------------------------------------------------------------------------------------------------------
      Address                                City                 State  Zip code  Social Security or Tax ID number

     --------------------------------------------------------------------------------------------------------------
      Telephone number

     --------------------------------------------------------------------------------------------------------------

 5   ANNUITANT INFORMATION
     --------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                             [ ]  Male     Birthdate (m/d/y)
                                                                          [ ]  Female
     --------------------------------------------------------------------------------------------------------------
      Address                                City                 State  Zip code  Social Security or Tax ID number

     --------------------------------------------------------------------------------------------------------------

 6   JOINT ANNUITANT INFORMATION
     --------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                             [ ]  Male     Birthdate (m/d/y)
                                                                          [ ]  Female
     --------------------------------------------------------------------------------------------------------------
      Address                                City                 State  Zip code  Social Security or Tax ID number

     --------------------------------------------------------------------------------------------------------------


            Merrill Lynch Investor Choice Annuity(SM)  is a service mark of Merrill Lynch & Co., Inc.   Page 1 of 6
MLNY100IRA                                                                                             (New 01/2005)

7    BENEFICIARY INFORMATION If the contract has co-owners, the surviving co-owner will be the primary beneficiary unless otherwise indicated below.
     ---------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last) Relationship  Birthdate    Social Security or  [ ] Primary     Percent
                                                             (m/d/y)      Tax ID number      [ ] Contingent

     ---------------------------------------------------------------------------------------------------------------
      Address                                                           City                     State  Zip code

     ---------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last) Relationship  Birthdate    Social Security or  [ ] Primary     Percent
                                                             (m/d/y)      Tax ID number      [ ] Contingent

     ---------------------------------------------------------------------------------------------------------------
      Address                                                           City                     State  Zip code

     ---------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last) Relationship  Birthdate    Social Security or  [ ] Primary     Percent
                                                             (m/d/y)      Tax ID number      [ ] Contingent

     ---------------------------------------------------------------------------------------------------------------
      Address                                                           City                     State  Zip code

     ---------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last) Relationship  Birthdate    Social Security or  [ ] Primary     Percent
                                                             (m/d/y)      Tax ID number      [ ] Contingent

     ---------------------------------------------------------------------------------------------------------------
      Address                                                           City                     State  Zip code

     ---------------------------------------------------------------------------------------------------------------
     If you need more space, use Section 15 or attach and sign a separate sheet.

8    INITIAL PREMIUM - The minimum initial premium is $10,000.
      $
     ---------------------------------------------------------

9    CONTRIBUTIONS FOR IRAS - Complete this section ONLY if you are purchasing an IRA or Roth IRA contract which will not be held in a Merrill Lynch Custodial Retirement Plan. Please specify the premium amount by the tax year and type of contribution.
     --------------------------------------------------------------------------------------------------------------
      Current Tax Year            Prior Tax Year             Rollover Amount            Transfer Amount
      $                           $                          $                          $
     --------------------------------------------------------------------------------------------------------------

10   CONTRACT REPLACEMENT INFORMATION - Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?

     [ ]  YES - Please provide details below. Additional state              [ ] NO
          requirements may apply and the appropriate replacement
          paperwork must be included with this application.
     --------------------------------------------------------------------------------------------------------------
      Company                                          Contract number        Issue date      Original premium
                                                                                (m/d/y)       $

     --------------------------------------------------------------------------------------------------------------
      Company                                          Contract number        Issue date      Original premium
                                                                                (m/d/y)       $

     --------------------------------------------------------------------------------------------------------------
     If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner or, if this contract is to be held in a Merrill Lynch Custodial Retirement Plan IRA, the contracts being replaced must be for the benefit of the same individual. Non-qualified contracts cannot be combined with IRA or 403(b) contracts.

11   GUARANTEED MINIMUM DEATH BENEFIT (GMDB) - If you and any co-owner (annuitant, if non-natural owner) are under age 76, would you like to elect a GMDB? The GMDB cannot be added or changed after the contract is issued.

     [ ] YES - There is an additional charge if a GMDB is selected. Select from one of the following:
         [ ] Return of Premium GMDB
         [ ] Maximum Anniversary Value (MAV) GMDB
     [ ] NO - The contract will be issued with a death benefit equal to the contract value.  There is no GMDB.

12   GUARANTEED MINIMUM INCOME BENEFIT (GMIB) - If the annuitant and any joint annuitant are under age 76, would you like to elect
     GMIB?

     [ ]  YES - Election of this benefit is irrevocable. There is an additional charge for this benefit.
     [ ]  NO - This benefit cannot be added after the contract is issued.


                                                                     Page 2 of 6
MLNY100IRA                                                         (New 01/2005)

13 INVESTMENT ALLOCATIONS - Choose no more than [20] investment options using whole percentages.
   ---------------------------------------------------------------------------------------------------------------
                                                 DOLLAR                                                   DOLLAR
                                          AUTO-   COST                                             AUTO-   COST
                                          MATIC   AVER-                                            MATIC   AVER-
                                         INVEST-  AGING                                           INVEST-  AGING
                                INITIAL   MENT    PRO-                                   INITIAL   MENT    PRO-
        INVESTMENT OPTIONS      PREMIUM  FEATURE  GRAM        INVESTMENT OPTIONS         PREMIUM  FEATURE  GRAM
                                          (OPT    (OPT                                             (OPT    (OPT
                                         IONAL)  IONAL)                                           IONAL)  IONAL)
     -------------------------------------------------------------------------------------------------------------
     [AIM Basic Value]                 %       % [ ]      % [ML Global Small Cap]            %      %  [ ]     %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [AIM Mid Cap Core Equity]         %       % [ ]      % [ML International Index]         %      %  [ ]     %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [AllianceBernstein Small          %       % [ ]      % [ML Large Cap Core]              %       % [ ]      %
     Cap Value]                                  From                                                  From
                                                 [X]                                                   [X]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [AllianceBernstein Value]         %       % [ ]      % [ML Large Cap Growth]            %       % [ ]      %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [American Century Equity          %       % [ ]      % [ML Large Cap Value]             %       % [ ]      %
     Income]                                     From                                                  From
                                                 [X]                                                   [X]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [American Century Ultra]          %       % [ ]      % [ML Low Duration]                %       % [ ]      %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [American Funds Bond Fund         %       % [ ]      % [ML Ready Assets Trust]          %      %  [ ]     %
     of America]                                 From                                                  From
                                                 [X]                                                   [X]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [American Funds Growth Fund       %       % [ ]      % [ML S&P 500 Index]               %      %  [ ]     %
     of America]                                 From                                                  From
                                                 [X]                                                   [X]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [American Funds Income Fund       %       % [ ]      % [ML Small Cap Index]             %      %  [ ]     %
     of America]                                 From                                                  From
                                                 [X]                                                   [X]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [American Funds Investment        %       % [ ]      % [ML US Govt. Mortgage]           %       % [ ]      %
     Co.]                                        From                                                  From
                                                 [X]                                                   [X]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Cohen & Steers Realty            %       % [ ]      % [ML Value Opportunities]         %      %  [ ]     %
     Income]                                     From                                                  From
                                                 [X]                                                   [X]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Columbia (BOA) Acom USA          %       % [ ]      % [Oppenheimer Capital             %      %  [ ]     %
                                                 From       Appreciation]                              From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Davis NY Venture]                %       % [ ]      % [Oppenheimer Main Street]        %      %  [ ]     %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Delaware Trend ]                 %       % [ ]      % [Oppenheimer Main Street         %      %  [ ]     %
                                                 From       Small Cap]                                 From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Dreyfus Appreciation]            %       % [ ]      % [PIMCO Commodity Real            %       % [ ]      %
                                                 From       Return]                                    From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Eaton Vance Floating-Rate]       %       % [ ]      % [PIMCO Real Return]              %      %  [ ]     %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Federated Capital                %       % [ ]      % [PIMCO PEA Renaissance]          %      %  [ ]     %
     Appreciation]                               From                                                  From
                                                 [X]                                                   [X]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Federated Kaufmann]              %       % [ ]      % [PIMCO NFJ Small Cap Value]      %       % [ ]      %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Fidelity Advisor Equity          %       % [ ]      % [PIMCO Total Return]             %       % [ ]      %
     Growth]                                     From                                                  From
                                                 [X]                                                   [X]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Lord Abbett Affiliated]          %       % [ ]      % [Pioneer High Yield ]            %       % [ ]      %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Lord Abbett Bond Debenture]      %       % [ ]      % [Pioneer Fund]                   %       % [ ]      %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [Lord Abbett Mid Cap Value]       %       % [ ]      % [Pioneer Small Cap Value]        %       % [ ]      %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [ML Basic Value]                  %       % [ ]      % [Templeton Foreign]              %       % [ ]      %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [ML Core Bond]                    %       % [ ]      % [Templeton Growth]               %       % [ ]      %
                                                 From                                                  From
                                                 [ ]                                                   [ ]
                                                 To                                                    To
     -------------------------------------------------------------------------------------------------------------
     [ML Fundamental Growth]           %       % [ ]      % [Van Kampen Comstock]
                                                 From
                                                 [X]
                                                 To
     -------------------------------------------------------------------------------------------------------------
     [ML Global Allocation]
     -------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------
                                                            TOTAL                          100%       100%     100%

                                                                     Page 3 of 6
MLNY100IRA                                                         (New 01/2005)


14   DOLLAR COST AVERAGING PROGRAM - Would you like to reallocate your premium from a DCA Source Account you designate to selected investment options each month/quarter?

     [ ] YES - Please provide details below and in the Dollar Cost Averaging Program column in Section 13 (Investment Allocations)
                 [ ] Monthly     [ ] Quarterly
     [ ] NO

     If Yes, please provide the following information.
     --------------------------------------------------------------------------------------------------------------
      Designated DCA Source Account           Start Date                        Amount

     --------------------------------------------------------------------------------------------------------------

                                                                     Page 4 of 6
MLNY100IRA                                                         (New 01/2005)

15   ASSET ALLOCATION PROGRAM - Under the Asset Allocation Program, we allocate premiums and rebalance your contract value each calendar quarter based on the investment options and percentages for your selected Asset Allocation Model. Would you like to elect an Asset Allocation Program?

     [ ] YES
     [ ] NO

     If Yes, please select one of the following models.

     --------------------------------------------------------------------------------------------------------------
          [ ] [Capital          [ ] [Income]        [ ] [Income and        [ ] [Growth]        [ ] [Aggressive
               Preservation]                               Growth]                                    Growth]
     --------------------------------------------------------------------------------------------------------------

 16  REBALANCING PROGRAM - We will allocate premiums and rebalance your contract value on the specified day of each contract period based on the initial premium investment options and percentages select. Would you like to set up a Rebalancing Program?

     [ ] YES - Please indicate your Initial Premium allocation column in Section 13 (Investment Allocations) and indicate rebalancing frequency and date below.
     [ ] NO

     If Yes, please select a rebalancing frequency and the rebalancing date.
     -------------------------------------------------------------------
     Rebalancing        [ ]  Quarterly  [ ]  Semi-annually  [ ] Annually      Rebalancing date  (1 - 28)   ______
     Frequency

     -------------------------------------------------------------------

17   SYSTEMATIC WITHDRAWALS - Would you like to set up a systematic withdrawal program?

     [ ] YES - Please provide details below.
     [ ] NO

     If Yes, please provide the following information.
     --------------------------------------------------------------------------------------------------------------
      Withdrawal amount (minimum $100)       Start date (m/d(1-28)/y)          End date (m/d(1-28)/y) (optional)
      $
     --------------------------------------------------------------------------------------------------------------
     Payment          [ ]  Monthly    [ ] Semi-annually           Payment Destination:
     Frequency:                                                   [ ]  Your Merrill Lynch account listed in Section 1 of the
                      [ ]  Quarterly  [ ]  Annually                    Application*
                                                                  [ ]  Your address listed in Application Section 3
     --------------------------------------------------------------------------------------------------------------
      Withdrawals may be taxable and if you are under age 59 1/2 may also be subject to a 10% IRS tax penalty. If the contract is a
      403(b) annuity and you wish to take withdrawals, you must complete a 403(b) Withdrawal Request Form.
      * Custodial IRA withdrawals must go to the Merrill Lynch custodial account listed in Section 1.

18   AUTOMATIC INVESTMENT FEATURE (Not available for 403(b) contracts.) - Additional premiums will be systematically debited from the Merrill Lynch account listed in Section 1 of the Application. Would you like to set up the Automatic Investment Feature?

     [ ]YES - Please provide details below and in the Automatic Investment Feature column in Section 13 (Investment Allocations).
     (Do not include allocations for this program in Section 13 (Investment Allocations) if the Asset Allocation Program or
     Rebalancing Program is elected.)

     [ ] NO

     If Yes, please provide the following information.

     --------------------------------------------------------------------------------------------------------------
      Periodic Premium Amount        Frequency  [ ] Monthly    [ ] Semi-annually    Start date            End date
     (minimum $50)                                                                 (m/d(1-28)/y)        (m/d(1-28)/y)
      $                                         [ ] Quarterly  [ ] Annually                              (optional)
     --------------------------------------------------------------------------------------------------------------

19   TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE. (The following disclosure is not applicable to 403(b) contracts, to Merrill
     Lynch Custodial IRA plans, nor to Merrill Lynch Custodial Roth IRA plans.)

     Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

     IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX   [ ] No income tax to be withheld
     FROM YOUR WITHDRAWALS AT THE RATE OF 10%.         [ ] Income tax to be withheld at_______ % (use whole percentage)

20   PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE. If you need more space, sign and attach a separate sheet.

     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------


                                                                     Page 5 of 6
MLNY100IRA                                                         (New 01/2005)

21   YOUR SIGNATURE(S) VERIFIES THAT:

     |X|  YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE AND TRUE TO THE BEST OF YOUR KNOWLEDGE.

     |X|  YOU AGREE THAT THIS APPLICATION SHALL BE PART OF THE VARIABLE ANNUITY CONTRACT.

     |X|  YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUS FOR THIS CONTRACT BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE
          VARIABLE ANNUITY APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A
          LONG TERM INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.

     |X|  YOU UNDERSTAND THAT THE CONTRACT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT
          OPTIONS YOU SELECT AND THE CONTRACT CHARGES AND FEES. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE LESS THAN THE PREMIUMS YOU
          PAY, EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.

     |X|  YOU UNDERSTAND THAT THE DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT
          OPTIONS YOU SELECT. IF YOU ELECT A GUARANTEED MINIMUM DEATH BENEFIT (GMDB), THE DEATH BENEFIT WILL NOT BE LESS THAN THE
          AMOUNT OF THE GMDB.

     |X|  YOU UNDERSTAND THAT THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) DOES NOT GUARANTEE A CONTRACT VALUE, CASH VALUE, MINIMUM
          DEATH BENEFIT, OR MINIMUM INVESTMENT RETURN FOR ANY INVESTMENT OPTION. GMIB IS BASED ON CONSERVATIVE ANNUITY PAYOUT
          FACTORS AND SHOULD BE REGARDED AS A SAFETY NET ONLY.

     |X|  YOU UNDERSTAND THAT, IF THIS CONTRACT IS BEING PURCHASED AS A TAX QUALIFIED ANNUITY, THE TAX ADVANTAGES PROVIDED BY A
          VARIABLE ANNUITY (I.E. TAX-DEFERRAL) ARE ALREADY AVAILABLE WITH TAX QUALIFIED PLANS, INCLUDING IRAS, AND THAT YOU ARE
          PURCHASING THIS CONTRACT FOR THE FEATURES AND BENEFITS IT PROVIDES, SUCH AS ANY GMDB AND GMIB OPTIONS.

     |X|  IF THIS CONTRACT IS BEING PURCHASED AS A TAX QUALIFIED ANNUITY AND IF YOU ARE OVER AGE 70 1/2, YOU ACKNOWLEDGE THAT YOU
          ARE NOT REQUIRED TO TAKE DISTRIBUTIONS FROM THIS CONTRACT TO SATISFY YOUR MINIMUM DISTRIBUTION REQUIREMENT.

     |X|  YOU UNDERSTAND THAT, IF THIS IS A QUALIFIED CONTRACT AND IF YOU HAVE ELECTED THE GMIB, YOU MAY BE REQUIRED TO TAKE MINIMUM
          DISTRIBUTIONS BEFORE YOU ARE ABLE TO ANNUITIZE UNDER THE GMIB, AND THIS BENEFIT MAY NOT BE APPROPRIATE.

     |X|  YOU UNDERSTAND THAT ELECTION OF ANY GMDB IS IRREVOCABLE AND WILL RESULT IN AN ADDITIONAL CHARGE.

     |X|  YOU UNDERSTAND THAT ELECTION OF THE GMIB IS IRREVOCABLE AND WILL RESULT IN AN ADDITIONAL CHARGE.

     |X|  YOU UNDERSTAND THAT THE GMDB AND GMIB MAY NOT BE ADDED AFTER THE CONTRACT IS ISSUED.

      UNDER PENALTY OF PERJURY YOU CERTIFY THAT:

     1.   YOUR SOCIAL SECURITY OR TAX ID NUMBER(S) INDICATED ON PAGE 1 ARE CORRECT;

     2.   YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) YOU HAVE NOT BEEN
          NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO
          REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.
          (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP
          WITHHOLDING.); AND

     3.   YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

     THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
     WITHHOLDING.
     --------------------------------------------------------------------------------------------------------------
      Owner's signature                         Date (m/d/y) Co-Owner's signature                     Date (m/d/y)

     --------------------------------------------------------------------------------------------------------------
      Signed at (city and state)

     --------------------------------------------------------------------------------------------------------------

22 FINANCIAL ADVISOR'S VERIFICATION - The Financial Advisor selling this annuity must complete and sign.

     1.   Has the current prospectus for this contract been given to the client? [ ] YES [ ] NO

     2.   Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application or is any such action likely to occur? [ ] YES [ ] NO

     3.   I hereby certify that only sales materials approved by ML Life Insurance Company of New York were used in this sale, and that copies of all sales materials used in this sale were left with the applicant. [ ] YES [ ] NO
     --------------------------------------------------------------------------------------------------------------
      Financial Advisor's name (please    Financial Advisor's telephone number    State License I.D. #
      print)

     --------------------------------------------------------------------------------------------------------------
      Financial Advisor's signature       Date (m/d/y)                            FA or Pool authorizing number

     --------------------------------------------------------------------------------------------------------------
      AT YOUR SERVICE                        ML LIFE INSURANCE COMPANY OF NEW YORK SERVICE CENTER
      Our business hours are 8:30 a.m.       OUR MAILING ADDRESS:                 OUR ADDRESS FOR OVERNIGHT MAIL:
      to 6:00 p.m. Eastern time,             [P. O. Box 44222]                    [4804 Deer Lake Drive East]
      Monday through Friday.                 [Jacksonville, FL  32231-4222]       [Jacksonville, FL  32246]

      Our automated voice response system     OUR TELEPHONE NUMBER: [1-800-333-6524]            OUR FAX NUMBER: [1-888-329-6544]
      is available 24 hours a day, 7 days
      a week.




                                                                     Page 6 of 6
MLNY100IRA                                                         (New 01/2005)